Pacer Cash Cows Fund of Funds ETF
Schedule of Investments
July 31, 2025 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Pacer Developed Markets International Cash Cows 100 ETF (a)	491,068	$16,733,142
Pacer Global Cash Cows Dividend ETF (a)	439,945	16,759,705
Pacer US Cash Cows 100 ETF (a)(b)	302,572	16,838,132
Pacer US Cash Cows Growth ETF (a)	338,981	17,220,913
Pacer US Small Cap Cash Cows ETF (a)(b)	416,417	16,739,963
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $76,713,963)		84,291,855

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 31.1%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.58% (c)	26,199,775	26,199,775
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $26,199,775)		26,199,775

TOTAL INVESTMENTS - 131.0% (Cost $102,913,738)		110,491,630
Liabilities in Excess of Other Assets - (31.0)%		(26,114,671)
TOTAL NET ASSETS - 100.0%		$84,376,959
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company

(a)	Affiliated security as defined by the Investment Company Act of 1940.
(b)	All or a portion of this security is on loan as of July 31, 2025. The fair value of these securities was $25,289,160.
(c)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

	Share Activity				Period Ended July 31, 2025
Security Name	Balance as of May 1, 2025	Purchases	Sales	Balance July 31, 2025	Value	Dividend Income	Gain/(Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
Pacer Developed Markets International Cash Cows 100 ETF	534,129	11,869	(54,930)	491,068	$16,733,142	$125,689	$200,898	$1,025,719
Pacer Global Cash Cows Dividend ETF	459,633	11,214	(30,902)	439,945	16,759,705	144,464	146,624	458,770
Pacer US Cash Cows 100 ETF	310,475	13,099	(21,002)	302,572	16,838,132	49,848	164,237	1,018,541
Pacer US Cash Cows Growth ETF	382,490	16,699	(60,208)	338,981	17,220,913	4,492	861,834	1,523,711
Pacer Small Cap US Cash Cows ETF	447,577	9,946	(41,106)	416,417	16,739,963	34,229	(25,254)	2,061,012

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Pacer Cash Cows Fund of Funds ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Exchange Traded Funds	$84,291,855	$–	$–	$84,291,855
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	26,199,775
Total Investments	$84,291,855	$–	$–	$110,491,630

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $26,199,775 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.